Exhibit 10.67

AMENDMENT NO. 1

TO

SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (the “Amendment”) is made as of June 17, 2025 (the “Effective Date”), by and between SMX (Security Matters) Public Limited Company, an Irish public limited company (the “Company”) and the individual or entity named on signature pages attached hereto (each such individual or entity, individually, an “Investor” and all of such individuals or entities, collectively, the “Investors”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement (defined below).

WHEREAS, on May 7, 2025, the Company and the Investors entered into a Securities Purchase Agreement (“Agreement”) whereby the Company issued and sold to each of the Investors a promissory note for aggregate gross proceeds to the Company of up to $5.5 million (the “Purchase Price”);

WHEREAS, the Agreement contemplates that the Purchase Price shall be paid as follows: $1,375,000 on the initial closing date; $1,375,000 on a second closing date on or about the filing date of a Registration Statement on Form F-1 (“Form F-1”); and $2,750,000 on a third closing date on the Trading Day following the effectiveness of the Form F-1 (the “Third Closing”); and

WHEREAS, the parties desire to amend the Agreement to change when the Third Closing shall occur.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Third Closing. The Third Closing shall occur no later than the effectiveness of the Form F-1.

2. Miscellaneous. Except as expressly modified by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date provided above.

COMPANY:

SMX (SECURITY MATTERS) PUBLIC LIMITED COMPANY

By:
Name:	Haggai Alon
Title:	Chief Executive Officer

Address for Notices:

Mespil Business Centre, Mespil House,
Sussex Road, Dublin 4, Ireland

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date provided above.

INVESTOR:

By:
Name:
Title:

Address for Notices:

EIN #: